SUNAMERICA SERIES TRUST

Supplement to the Summary Prospectus Dated May 2, 2011

The following change is effective April 1, 2012:

MFS Massachusetts Investors Trust Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, the information about the current portfolio manager Nicole M. Zatlyn is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Ted M. Maloney	2012	Investment Officer

Date: March 30, 2012

Versions: Summary Combined Versions 1, 2 & 3